Exhibit 3.1


                         CERTIFICATE OF INCORPORATION

                                      OF

                           HFC REVOLVING CORPORATION

     FIRST. The name of the corporation is HFC REVOLVING CORPORATION (the "Corporation").

     SECOND. Its registered office in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware. The name and address of its resident agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business, or objects or purposes proposed to be transacted, promoted or carried on are:

     (a) to borrow money on a non-recourse basis, in connection with the issuance of any securities relating to any other transaction permitted by this paragraph Third, to make deposits of money in bank accounts, to grant security interests in such deposits for its own benefit or the benefit of others and to purchase or otherwise acquire securities evidencing ownership of, or other interests in, assets securitized by third parties which securities have been rated by a nationally recognized rating agency.

     (b) to acquire from Household Finance Corporation, or subsidiaries thereof, hold, sell and pledge closed or open-ended mortgage loans or amounts owing on such loans ("Mortgage Loans") and to enter into agreements for the servicing of Mortgage Loans.

     (c) to enter into any agreement (including, without limitation, any agreement creating a trust) providing for the authorization, issuance, sale and delivery of pass-through certificates ("Certificates") whether directly or through a trust, secured or supported by Mortgage Loans or collections thereon.

     (d) to hold, pledge or otherwise deal with any Certificate representing a residual interest or other ownership interest in the Mortgage Loans ("Seller Certificates").

     (e) to invest proceeds from Mortgage Loans, funds received in respect of any Seller Certificates, and any other income as determined by the Corporation's board of directors, including investing in other Mortgage Loans.

     (f) to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Delaware that are incidental to and necessary or convenient for the accomplishment of the purposes stated in (a) through (e) above; provided that the Corporation shall not engage in the business of personal finance, consumer finance, sales finance, commercial finance, banking or factoring.

     FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand One Dollars ($1,001.00) consisting of One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) designated as Common Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) designated as Class SV Preferred Stock

     The holder of Common Stock shall be entitled to all of the rights and priviliges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

     The holder of Class SV Preferred Stock shall be entitled to no rights or priviliges (including, but not limited to, no rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder shall be entitled to vote with respect to any matters to come before the stock holders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00), which is to be received prior to any distribution to holders of Common Stock.

     FIFTH. The name and post office address of the sole incorporator signing the certificate of incorporation is as follows:

                  NAME                           POST OFFICE ADDRESS

         John W. Blenke                          2700 Sanders Road
                                                 Prospect Heights, IL  60070

     SIXTH. The names and post office addresses of the first board of directors, which shall be three in number, are as follows:

                  NAME                           POST OFFICE ADDRESS

         R. F. Elliott                           2700 Sanders Road
                                                 Prospect Heights, IL  60070

         S. H. Smith                             2700 Sanders Road
                                                 Prospect Heights, IL  60070

         J. W. Blenke                            2700 Sanders Road
                                                 Prospect Heights, IL  60070

     SEVENTH. The Corporation is to have perpetual existence.

     EIGHTH. Provisions for the management of the business and for the conduct of the affairs of this Corporation and provisions creating, defining, limiting and regarding the powers of the Corporation, the directors and stockholders are as follows:

          (1) subject to the bylaws, if any, adopted by the stockholders, the board of directors shall have the power to make, alter, amend or repeal the bylaws of the Corporation.

          (2) the board of directors shall have the power to make, adopt, alter, amend and repeal the bylaws of this Corporation without the assent or vote of the stockholders, including, without limitation, the power to fix, from time to time, the number of directors which shall constitute the whole board of directors of this Corporation subject to the right of the stockholders to alter, amend and repeal the bylaws made by the board of directors.

          (3) Election of directors of this Corporation need not be by written ballot unless the bylaws so provide.


          (4) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of this Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon this Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of this Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

          (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the board of directors of this Corporation are hereby expressly empowered to exercise all such powers and to do all such acts and things as may be exercised or done by this Corporation;

     subject, nevertheless, to the provisions of the statutes of the State of Delaware and of the Certificate of Incorporation as they may be amended, altered or changed from time to time and to any bylaws from time to time made by the directors or stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the board of directors which would have been valid if such bylaw had not been made.

          (6) Whenever this Corporation shall be authorized to issue more than one class of stock, the holders of the stock of any class which is not otherwise entitled to voting power shall not be entitled to vote upon the increase or decrease in the number of authorized shares of such class.

     NINTH. To the fullest extent permitted by the General Corporation Law of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is amended after approval by the stockholders of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended. Any repeal or modification of this Article NINTH by the stockholders of this Corporation shall not adversely affect any right or protection of a director of this Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

     TENTH. (A) This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of this Corporation), by reason of the fact that he is or was a director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such act, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (B) This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

          (C) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon the receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in Section 145 of the Delaware General Corporation Law. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

          (D) In addition to the right of indemnification provided for in this Article TENTH, this Corporation shall, to the fullest and broadest extent permitted by applicable law, including, without limitation, Section 145 of the Delaware General Corporation Law as it may be amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

          (E) The right of indemnification provided by this Article TENTH shall apply as to action by any person in his or her official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (F) The right of indemnification provided by this Article TENTH shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (G) The right of indemnification provided by this Article TENTH shall be deemed to be a contract between this Corporation and each director, officer, employee or agent of this Corporation who serves in such capacity, both as to action in his official capacity and as to action in another capacity while holding such office, at any time while this Article TENTH and the relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

          (H) Notwithstanding any provision of this Article TENTH to the contrary, this Corporation may, but shall not be obligated to, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not this Corporation would have the power to indemnify him or her against such liability.

          (I) For purposes of this Article TENTH, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries, and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article TENTH.

     ELEVENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation, as a consequence of such compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

     TWELFTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the certificate of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

     THIRTEENTH. The Corporation shall be operated in such a manner that it would not be substantially consolidated in the trust estate of any other individual, corporation, partnership, joint venture, trust or unincorporated organization or any other legal entity, whether acting in an individual, fiduciary or other capacity (each, a "Person") in the event of a bankruptcy or insolvency of such Person and in such regard, the Corporation shall:

     (a) not become involved in the day-to-day management of any other Person;

     (b) not engage in transactions with any other Person except as expressly set forth herein and matters necessarily incident thereto;

     (c) maintain separate corporate records and books of account and a separate business office from any direct shareholder;

     (d) maintain its assets separately from the assets of any other Person (including through the maintenance of a separate bank account);

     (e) maintain separate financial statements, books and records from any other Person;

     (f) not guarantee any other Person's obligations or advance funds to any other Person for the payment of expenses or otherwise;

     (g) conduct all business correspondence of the Corporation and other communications in the Corporation's own name, on its own stationery and through a separately-listed telephone number; and

     (h)  not act as an agent of any other Person in any capacity.

     FOURTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of the Board of Directors of the Corporation:

     (a) amend, alter, change or repeal Article THIRD or THIRTEENTH hereof or this Article FOURTEENTH.

     (b) engage in any business or activity other than as authorized by Article THIRD hereof;

     (c)  dissolve or liquidate, in whole or in part; or

     (d) consolidate with or merge into any other entity or convey, transfer or lease its properties and assets substantially as an entirety to any entity, or permit any entity to merge into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation.

     FIFTEENTH. Notwithstanding any other provision of the

Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Delaware, do make and file this certificate of incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 5th day of May, 1994.


/s/John W. Blenke
------------------------------------
   John W. Blenke


In the presence of:


/s/Patrick D. Schwartz
------------------------------------
   Patrick D. Schwartz

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)

     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

          RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

                    FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Two Dollars ($1,002.00) consisting of One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock.

                    The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

                    The holder of the Class SV Preferred Stock and the holder of Class SV-A Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock and all holders of the Class SV-A Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00), which is to be received prior to any distribution to holders of Common Stock.

                    FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

                    FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock and Class SV-A Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

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

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President,


Assistant Treasurer and Director, and by J. W. Blenke, its Vice President, Secretary and Director, this 24th day of October, 1994.



                                           HFC REVOLVING CORPORATION




                                           By: /s/S. H. Smith
                                               ----------------------
                                                  S. H. Smith

ATTEST:



/s/  J. W. Blenke
-------------------------
     J. W. Blenke

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)



     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Three Dollars ($1,003.00) consisting of One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of Class SV-A Preferred Stock and the holder of the Class SV-B Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock and all holders of the Class SV-B Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock and Class SV-B Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. W. Blenke, its Vice President, Secretary and Director, this 13th day of April, 1995.


                                        HFC REVOLVING CORPORATION



                                        By:  /s/S. H. Smith
                                           ---------------------------
                                                S. H. Smith



ATTEST:



/s/J. W. Blenke
------------------------------
J. W. Blenke

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)


     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Four Dollars ($1,004.00) consisting of One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock and the holder of the Class SV-C Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock and all holders of the Class SV-C Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock and Class SV-C Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. W. Blenke, its Vice President, Secretary and Director, this 1st day of November, 1995.


                                        HFC REVOLVING CORPORATION



                                        By:  /s/S. H. Smith
                                           ---------------------------
                                                S. H. Smith



ATTEST:



/s/J. W. Blenke
------------------------------
J. W. Blenke

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)



     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Five Dollars ($1,005.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock and the holder of the Class SV-D Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock and all holders of the Class SV-D Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock and Class SV-D Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. W. Blenke, its Vice President, Secretary and Director, this 1st day of May, 1996.

                                        HFC REVOLVING CORPORATION



                                        By:  /s/S. H. Smith
                                           ---------------------------
                                                S. H. Smith



ATTEST:



/s/J. W. Blenke
------------------------------
J. W. Blenke

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)



     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Six Dollars ($1,006.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock and the holder of the Class SV-E Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock and all holders of the Class SV-E Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock and Class SV-E Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. W. Blenke, its Vice President, Secretary and Director, this 11th day of November, 1996.


                                         HFC REVOLVING CORPORATION



                                         By: /s/S. H. Smith
                                            ---------------------------
                                                S. H. Smith
                                            Vice President and
                                            Assistant Treasurer



ATTEST:



/s/J. W. Blenke
----------------------------
   J. W. Blenke
Vice President and Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)



     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Six Dollars ($1,007.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock and the holder of the Class SV-F Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock and all holders of the Class SV-F Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock and Class SV-F Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. W. Blenke, its Vice President, Secretary and Director, this 16th day of November, 1999.


                                                     HFC REVOLVING CORPORATION



                                                 By: /s/  S. H. Smith
                                                     ------------------------
                                                          S. H. Smith
                                                          Vice President and
                                                          Assistant Treasurer



ATTEST:



/s/ J. W. Blenke
-------------------------
J. W. Blenke
Vice President and Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)



     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Eight Dollars ($1,008.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as class SV-G Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock, the holder of the Class SV-F Preferred Stock and the holder of the Class SV-G Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred Stock and all holders of the Class SV-G Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock, Class SV-F Preferred Stock and Class SV-G Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. W. Blenke, its Vice President, Secretary and Director, this 15th day of May, 2001.


                                                     HFC REVOLVING CORPORATION



                                                     By:  /s/S. H. Smith
                                                         --------------------
                                                          S. H. Smith
                                                          Vice President and
                                                          Assistant Treasurer



ATTEST:



/s/J.W. Blenke
------------------------------
J. W. Blenke
Vice President and Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)



     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Nine Dollars ($1,009.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-G Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-H Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock, the holder of the Class SV-F Preferred Stock, the holder of the Class SV-G Preferred Stock and the holder of the Class SV-H Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the

     General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred Stock, all holders of the Class SV-G Preferred Stock and all holders of the Class SV-H Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock, Class SV-F Preferred Stock, Class SV-G Preferred Stock and Class SV-H Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by K. A. Nelson, its Vice President, Assistant Treasurer and Director, and by J. S. Vander Linde, its Assistant Secretary, this 18th day of October, 2001.


                                           HFC REVOLVING CORPORATION



                                           By:        /s/K.A. Nelson
                                              ------------------------------
                                                    K.A. Nelson
                                                    Vice President and
                                                    Assistant Treasurer



ATTEST:



/s/J. S. Vander Linde
---------------------------------
J. S. Vander Linde
Assistant Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)

     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Ten Dollars ($1,010.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-G Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-H Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-I Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock, the holder of the Class SV-F Preferred Stock, the holder of the Class SV-G Preferred Stock, the holder of the Class SV-H Preferred Stock and the holder of the Class SV-I Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of

     Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred Stock, all holders of the Class SV-G Preferred Stock, all holders of the Class SV-H Preferred Stock and all holders of the Class SV-I Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock, Class SV-F Preferred Stock, Class SV-G Preferred Stock, Class SV-H Preferred Stock and Class SV-I Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. S. Vander Linde, its Assistant Secretary, this 13th day of March, 2002.


                                           HFC REVOLVING CORPORATION



                                           By:     /s/S.H. Smith
                                              -----------------------------
                                                    S.H. Smith
                                                    Vice President and
                                                    Assistant Treasurer



ATTEST:



/s/J. S. Vander Linde
-----------------------------
J. S. Vander Linde
Assistant Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)

     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Ten Dollars ($1,012.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-G Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-H Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-I Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-J Preferred Stock and One Share
     (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-K Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred

     Stock, the holder of the Class SV-F Preferred Stock, the holder of the Class SV-G Preferred Stock, the holder of the Class SV-H Preferred Stock, the holder of the Class SV-I Preferred Stock, the holder of the Class SV-J Preferred Stock and the holder of the Class SV-K Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred Stock, all holders of the Class SV-G Preferred Stock, all holders of the Class SV-H Preferred Stock, all holders of the Class SV-I Preferred Stock, all holders of the Class SV-J Preferred Stock and all holders of the Class SV-K Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock, Class SV-F Preferred Stock, Class SV-G Preferred Stock, Class SV-H Preferred Stock, Class SV-I Preferred Stock, Class SV-J Preferred Stock and Class SV-K Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by P.D. Schwartz, its Assistant Secretary, this 26th day of March, 2002.


                                           HFC REVOLVING CORPORATION



                                           By:     /s/S.H. Smith
                                              ------------------------------
                                                    S.H. Smith
                                                    Vice President and
                                                    Assistant Treasurer



ATTEST:



/s/P.D. Schwartz
-------------------------------
P.D. Schwartz
Assistant Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)

     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

          FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Fourteen Dollars ($1,014.00) consisting of:
     One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-G Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-H Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-I Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-J Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-K Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-L Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-M Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock, the holder of the Class SV-F Preferred Stock, the holder of the Class SV-G Preferred Stock, the holder of the Class SV-H Preferred Stock, the holder of the Class SV-I Preferred Stock, the holder of the Class SV-J Preferred Stock, the holder of the Class SV-K Preferred Stock, the holder of the Class SV-L Preferred Stock and the holder of the Class SV-M Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred Stock, all holders of the Class SV-G Preferred Stock, all holders of the Class SV-H Preferred Stock, all holders of the Class SV-I Preferred Stock, all holders of the Class SV-J Preferred Stock, all holders of the Class SV-K Preferred Stock, all holders of the Class SV-L Preferred Stock and all holders of the Class SV-M Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

          FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock, Class SV-F Preferred Stock, Class SV-G Preferred Stock, Class SV-H Preferred Stock, Class SV-I Preferred Stock, Class SV-J Preferred Stock, Class SV-K Preferred Stock, Class SV-L Preferred Stock and Class SV-M Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by P.D. Schwartz, its Assistant Secretary, this 14th day of June, 2002.


                                        HFC REVOLVING CORPORATION



                                        By:      /s/S.H. Smith
                                           --------------------------------
                                                 S.H. Smith
                                                 Vice President and
                                                 Assistant Treasurer



ATTEST:



/s/P.D. Schwartz
-----------------------------------
P.D. Schwartz
Assistant Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)

     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

               FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Nineteen Dollars ($1,019.00) consisting of:
     One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One
     Dollar ($1.00) per share designated as Class SV Preferred Stock; One
     Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-G Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-H Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One
     Dollar ($1.00) per share designated as Class SV-I Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-J Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-K Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-L Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-M Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-N Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-O Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-P Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One
     Dollar ($1.00) per share designated as Class SV-Q Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-R Preferred Stock.

               The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General
     Corporation Law of the State of Delaware.

               The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock, the holder of the Class SV-F Preferred Stock, the holder of the Class SV-G Preferred Stock, the holder of the Class SV-H Preferred Stock, the holder of the Class SV-I Preferred Stock, the holder of the Class SV-J Preferred Stock, the holder of the Class SV-K Preferred Stock, the holder of the Class
     SV-L Preferred Stock, the holder of the Class SV-M Preferred Stock, the holder of the Class SV-N Preferred Stock, the holder of the Class SV-O Preferred Stock, the holder of the Class SV-P Preferred Stock, the holder of the Class SV-Q and the holder of the Class SV-R Preferred Stock Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred
     Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred
     Stock, all holders of the Class SV-G Preferred Stock, all holders of the Class SV-H Preferred Stock, all holders of the Class SV-I Preferred
     Stock, all holders of the Class SV-J Preferred Stock, all holders of the Class SV-K Preferred Stock, all holders of the Class SV-L Preferred
     Stock, all holders of the Class SV-M Preferred Stock, all holders of the Class SV-N Preferred Stock, all holders of the Class SV-O Preferred
     Stock, all holders of the Class SV-P Preferred Stock, all holders of the Class SV-Q Preferred Stock and all holders of the Class SV-R Preferred Stock required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

               FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock, Class SV-F Preferred Stock, Class SV-G Preferred Stock, Class SV-H Preferred Stock, Class SV-I Preferred Stock, Class SV-J Preferred Stock, Class SV-K Preferred Stock, Class SV-L Preferred Stock, Class SV-M Preferred Stock, Class SV-N Preferred Stock, Class SV-O Preferred Stock, Class SV-P Preferred Stock, Class SV-Q Preferred Stock and Class SV-R Preferred Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.


     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by J. S. Vander Linde, its Assistant Secretary, this 22nd day of August, 2002.


                                     HFC REVOLVING CORPORATION



                                     By:      /s/S.H. Smith
                                        ---------------------------------
                                              S.H. Smith
                                              Vice President and
                                              Assistant Treasurer



ATTEST:



/s/J. S. Vander Linde
-------------------------------
J. S. Vander Linde
Assistant Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                          (HFC REVOLVING CORPORATION)

     HFC Revolving Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation.

     RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended by deleting and restating such Article to read, in its entirety, as follows:

               FOURTH. The amount of the total authorized capital stock of the Corporation is One Thousand Twenty-seven Dollars ($1,027.00) consisting of: One Thousand Shares (1,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-G Preferred Stock and One Share
     (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-H Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-I Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-J Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-K Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-L Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-M Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-N Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-O Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-P Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-Q Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-R Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-S Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-T Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-U Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-V Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-W Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-X Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-Y Preferred Stock and One Share
     (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-Z Preferred Stock.

               The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General
     Corporation Law of the State of Delaware.

               The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock, the holder of the Class SV-F Preferred Stock, the holder of the Class SV-G Preferred Stock, the holder of the Class SV-H Preferred Stock, the holder of the Class SV-I Preferred Stock, the holder of the Class SV-J Preferred Stock, the holder of the Class SV-K Preferred Stock, the holder of the Class
     SV-L Preferred Stock, the holder of the Class SV-M Preferred Stock, the holder of the Class SV-N Preferred Stock, the holder of the Class SV-O Preferred Stock, the holder of the Class SV-P Preferred Stock, the holder of the Class SV-Q Preferred Stock, the holder of the Class SV-R Preferred Stock, the holder of the Class SV-S Preferred Stock, the holder of the Class SV-T Preferred Stock, the holder of the Class SV-U Preferred Stock, the holder of the Class SV-V Preferred Stock, the holder of the Class
     SV-W Preferred Stock, the holder of the Class SV-X Preferred Stock, the holder of the Class SV-Y Preferred Stock and the holder of the Class SV-Z Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred Stock, all holders of the Class SV-G Preferred Stock, all holders of the Class SV-H Preferred Stock, all holders of the Class SV-I Preferred Stock, all holders of the Class SV-J Preferred Stock, all holders of the Class SV-K Preferred Stock, all holders of the Class SV-L Preferred Stock, all holders of the Class SV-M Preferred Stock, all holders of the Class SV-N Preferred Stock, all holders of the Class SV-O Preferred Stock, all holders of the Class SV-P Preferred Stock, all holders of the Class SV-Q Preferred Stock, all holders of the Class SV-R Preferred Stock, all holders of the Class SV-S Preferred Stock, all holders of the Class SV-T Preferred Stock, all holders of the Class SV-U Preferred Stock, all holders of the Class SV-V Preferred Stock, all holders of the Class SV-W Preferred Stock, all holders of the Class SV-X Preferred Stock, all holders of the Class SV-Y Preferred Stock and all holders of the Class SV-Z required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.

     FURTHER RESOLVED, that Article FIFTEENTH of the Certificate of Incorporation be amended by deleting and restating such paragraph to read, in its entirety, as follows:

               FIFTEENTH. Notwithstanding any other provision of the Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous consent of all of the holders of the Class SV Preferred Stock, Class SV-A Preferred Stock, Class SV-B Preferred Stock, Class SV-C Preferred Stock, Class SV-D Preferred Stock, Class SV-E Preferred Stock, Class SV-F Preferred Stock, Class SV-G Preferred Stock, Class SV-H Preferred Stock, Class SV-I Preferred Stock, Class SV-J Preferred Stock, Class SV-K Preferred Stock, Class SV-L Preferred Stock, Class SV-M Preferred Stock, Class SV-N Preferred Stock, Class SV-O Preferred Stock, Class SV-P Preferred Stock, Class SV-Q Preferred Stock, Class SV-R Preferred Stock, Class SV-S Preferred Stock, Class SV-T Preferred Stock, Class SV-U Preferred Stock, Class SV-V Preferred Stock, Class SV-W Preferred Stock, Class SV-X Preferred Stock, Class SV-Y Preferred Stock and Class SV-Z Preferred
     Stock of the Corporation, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Corporation's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action. This Article Fifteenth may not be amended without the consent of all the stockholders of the Corporation entitled to vote on the matters contained in this Article Fifteenth.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provision of Sections 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to by signed by S. H. Smith, its Vice President, Assistant Treasurer and Director, and by M. J. Forde, its Assistant Secretary, this 12th day of February, 2004.


                                          HFC REVOLVING CORPORATION



                                          By:      /s/S.H. Smith
                                             --------------------------------
                                                   S.H. Smith
                                                   Vice President and
                                                   Assistant Treasurer



ATTEST:



/s/ M. J. Forde
---------------------------------------------
M. J. Forde
Assistant Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                           HFC REVOLVING CORPORATION
                        -------------------------------

     HFC Revolving Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its members pursuant to the authority contained in Section 141(f), has filed with the minutes of the Board of Directors of the Corporation, the duly adopted resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation.

          "RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article numbered "FIRST" thereof so that, as amended, said Article shall be and read as follows:

          FIRST: The name of the Corporation is HSBC Home Equity Loan Corporation I.

          FURTHER RESOLVED, that upon the filing of such amendment with the appropriate Officer in the State of Delaware, that the name shall be changed as of the date of record of receipt in said state.

          FURTHER RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article numbered "FOURTH" thereof so that, as amended, said Article shall be and read as follows:

          FOURTH: The amount of the total authorized capital stock of the Corporation is Two Thousand Twenty-seven Dollars ($2,027.00) consisting of: Two Thousand Shares (2,000) of a class of common stock of the par value of One Dollar ($1.00) per share designated as Common Stock and Twenty-seven Shares (27) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV Preferred Stock consisting of; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as SV Preferred stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-A Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-B Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-C Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-D Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-E Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-F Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-G Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-H Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-I Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-J Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-K Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-L Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-M Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-N Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-O Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-P Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-Q Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-R Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-S Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-T Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-U Preferred Stock; One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-V Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-W Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-X Preferred Stock, One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designed as Class SV-Y Preferred Stock and One Share (1) of a class of special voting preferred stock of the par value of One Dollar ($1.00) per share designated as Class SV-Z Preferred Stock.

          The holder of Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without any limitations, prohibitions, restrictions, or qualifications under the General Corporation Law of the State of Delaware.

          The holder of the Class SV Preferred Stock, the holder of the Class SV-A Preferred Stock, the holder of the Class SV-B Preferred Stock, the holder of the Class SV-C Preferred Stock, the holder of the Class SV-D Preferred Stock, the holder of the Class SV-E Preferred Stock, the holder of the Class SV-F Preferred Stock, the holder of the Class SV-G Preferred Stock, the holder of the Class SV-H Preferred Stock, the holder of the Class SV-I Preferred Stock, the holder of the Class SV-J Preferred Stock, the holder of the Class SV-K Preferred Stock, the holder of the Class SV-L Preferred Stock, the holder of the Class SV-M Preferred Stock, the holder of the Class SV-N Preferred Stock, the holder of the Class SV-O Preferred Stock, the holder of the Class SV-P Preferred Stock, the holder of the Class SV-Q Preferred Stock, the holder of the Class SV-R Preferred Stock, the holder of the Class SV-S Preferred Stock, the holder of the Class SV-T Preferred Stock, the holder of the Class SV-U Preferred Stock, the holder of the Class SV-V Preferred Stock, the holder of the Class SV-W Preferred Stock, the holder of the Class SV-X Preferred Stock, the holder of the Class SV-Y Preferred Stock and the holder of the Class SV-Z Preferred Stock shall not be entitled to any rights or privileges (including, but not limited to, rights of the holder to receive dividends) under the General Corporation Law of the State of Delaware except that the holder of each such class shall be entitled to vote with respect to any matters to come before the stockholders of the Corporation with respect to the consent of all holders of the Class SV Preferred Stock, all holders of the Class SV-A Preferred Stock, all holders of the Class SV-B Preferred Stock, all holders of the Class SV-C Preferred Stock, all holders of the Class SV-D Preferred Stock, all holders of the Class SV-E Preferred Stock, all holders of the Class SV-F Preferred Stock, all holders of the Class

     SV-G Preferred Stock, all holders of the Class SV-H Preferred Stock, all holders of the Class SV-I Preferred Stock, all holders of the Class SV-J Preferred Stock, all holders of the Class SV-K Preferred Stock, all holders of the Class SV-L Preferred Stock, all holders of the Class SV-M Preferred Stock, all holders of the Class SV-N Preferred Stock, all holders of the Class SV-O Preferred Stock, all holders of the Class SV-P Preferred Stock, all holders of the Class SV-Q Preferred Stock, all holders of the Class SV-R Preferred Stock, all holders of the Class SV-S Preferred Stock, all holders of the Class SV-T Preferred Stock, all holders of the Class SV-U Preferred Stock, all holders of the Class SV-V Preferred Stock, all holders of the Class SV-W Preferred Stock, all holders of the Class SV-X Preferred Stock, all holders of the Class SV-Y Preferred Stock and all holders of the Class SV-Z required by Article Fifteenth hereof and shall be entitled to receive only upon liquidation an amount equal to One Dollar ($1.00) per share, which is to be received prior to any distribution to holders of Common Stock.


     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendments to Article FIRST and Article FOURTH to the Certificate of Incorporation in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments to Article FIRST and Article FOURTH to the Certificate of Incorporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the applicable provisions of Section 242 AND 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Lynne C. Zaremba, its Assistant Secretary, this 21st day of June 2005.



                                         HFC Revolving Corporation


                                         /s/ Lynne C. Zaremba
                                         -------------------------
                                         Lynne C. Zaremba
                                         Assistant Secretary